1 US_Active\118084400\V-1 FIRST AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”), dated as of April 30, 2021, by and among the undersigned parties executing this Amendment as “Borrowers” (collectively, “Borrowers”), the undersigned parties executing this Amendment as “Guarantors” (collectively, “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”) and the other Lenders party hereto (collectively, the “Lenders”), and KeyBank as Administrative Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Administrative Agent, is hereinafter referred to as “Administrative Agent”). W I T N E S S E T H: WHEREAS, Borrowers, Administrative Agent and the Lenders are parties to that certain First Amended and Restated Senior Secured Credit Agreement dated as of September 5, 2019 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”); WHEREAS, Borrowers have requested that Administrative Agent and the Lenders make certain modifications to the Credit Agreement, and Administrative Agent and the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment. NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows: 1. Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement. 2. Modification of the Credit Agreement. Borrowers, Administrative Agent and the Lenders do hereby modify and amend the Credit Agreement as follows: (a) By deleting in its entirety the definition of GAHR appearing in Section 1.1 of the Credit Agreement, and inserting in lieu thereof the following new definition: ““GAHR” means, (a) at all times prior to the satisfaction of the Transaction Requirements, Griffin-American Healthcare REIT III Inc., a Maryland corporation, and (b) at all times after the satisfaction of the Transaction Requirements, Griffin-American Healthcare REIT IV, Inc., a Maryland corporation.”; (b) By inserting the following new definitions in Section 1.1 of the Credit Agreement, in the appropriate alphabetical order: ““Erroneous Payment” has the meaning assigned to it in Section 14.9(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 14.9(d). 2 US_Active\118084400\V-1 “Erroneous Payment Impacted Class” has the meaning assigned to it in Section 14.9(d). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 14.9(d). “Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 14.9(d). “Payment Recipient” has the meaning assigned to it in Section 14.9(a). “Transaction Requirements” means, receipt and/or confirmation, as applicable, by the Administrative Agent of the following: (a) Receipt by Administrative Agent of a certification by the chief executive officer, president, chief financial officer or treasurer or controller of Parent certifying that (A) the Transaction (as defined in that certain letter dated April 22, 2021 from Trilogy RER, LLC to the Administrative Agent) has been consummated in accordance with the terms of said letter and that the resulting organizational structure of Trilogy Investors is the same as the “Post-Merger Structure” attached as Attachment I thereto, (B) that any consents, licenses or approvals required in connection with the Transaction have been obtained (except for such consents, licenses or approvals, the failure of which to obtain would not be reasonably expected to result in a Material Adverse Effect), (C) that no litigation, regulatory action or other proceeding or order (whether temporary, preliminary or permanent) of a court of competent jurisdiction has been filed or threated in writing that could reasonably be expected to prevent, restrain or enjoin the consummation of the Transaction or have a Material Adverse Effect; and (D) that no Default or Event of Default has occurred and is continuing, together with such other evidence as may be reasonably requested by Administrative Agent evidencing the consummation of the Transaction in accordance with the terms of said letter, such as copies of filed documents effectuating the Transaction from the appropriate Governmental Authorities; and (b) No Default or Event of Default shall have occurred and be continuing as a result of such Transaction or otherwise. For the avoidance of doubt, subject to the satisfaction of the Transaction Requirements, the Transaction shall not constitute a Change of Control under this Agreement.”; (c) By deleting in its entirety the definition of LIBOR Termination Date appearing in Section 1.1 of the Credit Agreement; (d) By inserting the following parenthetical at the end of clause (a) of the definition of Obligations appearing in Section 1.1 of the Credit Agreement: “(including, without limitation, Erroneous Payment Subrogation Rights)”; (e) By inserting the following new Section 1.2(q) into the Credit Agreement: 3 US_Active\118084400\V-1 “(q) Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to USD LIBOR (as defined in Section 4.15) or with respect to any alternative or successor benchmark thereto, or replacement rate therefor or thereof, including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 4.15, will be similar to, or produce the same value or economic equivalence of, USD LIBOR or any other benchmark or have the same volume or liquidity as did USD LIBOR or any other benchmark prior to its discontinuance or unavailability.”; (f) By deleting the word “In” appearing at the beginning of Section 4.5 of the Credit Agreement and inserting in lieu thereof the words “Subject to Section 4.15 below, in”; (g) By deleting in its entirety Section 4.15 of the Credit Agreement and inserting in lieu thereof the following new Section 4.15: “Section 4.15 Successor LIBOR Rate Index. Notwithstanding anything to the contrary herein or in any other Loan Document: (a) Replacing USD LIBOR. On March 5, 2021, the Financial Conduct Authority (“FCA”), the regulatory supervisor of USD LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-month, 3-month, 6-month and 12- month USD LIBOR tenor settings. On the earliest of (i) July 1, 2023, (ii) the date that all Available Tenors of USD LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (iii) the Early Opt-in Effective Date, if the then-current Benchmark is USD LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action by or consent of any other party to, this Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis. (b) Replacement Future Benchmarks. If any Benchmark Transition Event occurs after the date hereof (other than as described above with respect to USD LIBOR), the then-current Benchmark will be replaced with the Benchmark Replacement for all purposes hereunder and under any Loan Document in respect of any Benchmark setting on the later of (i) as of 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders and the Borrower or (ii) such other date as may be determined by the Administrative Agent, in each case, without any further action or consent of any other party to this Agreement or any other Loan Document, so long as the Administrative Agent has not received, by such time (or, in the case of clause (ii) above, such time as may be specified by the Administrative Agent as a deadline to receive objections, but in any case, no less than five (5) Business Days after the date such notice is provided to the Lenders and the Borrower), written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders. At any time that the 4 US_Active\118084400\V-1 administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of the Base Rate based upon the Benchmark will not be used in any determination of the Base Rate. (c) Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement (whether in connection with the replacement of USD LIBOR or any future Benchmark), the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 4.15 including, without limitation, any determination with respect to a tenor, rate or adjustment, or implementation of any Benchmark Replacement Conforming Changes, the timing of implementation of any Benchmark Replacement or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding on all parties hereto absent manifest error and may be made in its sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.15, and shall not be a basis of any claim of liability of any kind or nature by any party hereto, all such claims being hereby waived individually by each party hereto. (e) Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or USD LIBOR), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for such Benchmark (including any Benchmark Replacement) settings and (ii) if such tenor becomes available or representative, the Administrative Agent may reinstate any previously removed tenor for such Benchmark (including any Benchmark Replacement) settings.

5 US_Active\118084400\V-1 (f) Certain Defined Terms. As used in this Section 4.15: “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date. “Benchmark” means, initially, USD LIBOR; provided that if a replacement for the Benchmark has occurred pursuant to this Section 4.15, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof. “Benchmark Replacement” means, for any Available Tenor: (1) for purposes of clause (a) of this Section 4.15, the first alternative set forth below that can be determined by the Administrative Agent (a) the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, and 0.42826% (42.826 basis points) for an Available Tenor of six- months’ duration; or (b) the sum of: (i) Daily Simple SOFR and (ii) the spread adjustment for an Available Tenor of one-month’s duration (0.11448% (11.448 basis points)); and (2) for purposes of clause (b) of this Section 4.15, the sum of: (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value, or zero), in each case, that has been selected pursuant to this clause (2) by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar- denominated syndicated credit facilities at such time; provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for all purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of 6 US_Active\118084400\V-1 lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Transition Event” means, with respect to any then-current Benchmark (other than USD LIBOR), the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Majority Lenders. “Early Opt-in Election” means the occurrence of: (1) a notification by the Administrative Agent to each of the other parties hereto that at least five (5) currently outstanding U.S. dollar-denominated 7 US_Active\118084400\V-1 syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) the joint election by the Administrative Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to USD LIBOR. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “SOFR” means, for any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org. (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time), on the immediately succeeding Business Day. “Term SOFR” means, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “USD LIBOR” means the London interbank offered rate for U.S. dollars.” (h) By inserting the following new Section 14.19 into the Credit Agreement: “Section 14.19 Erroneous Payments. (a) If the Administrative Agent notifies a Lender, Issuing Lender or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Lender or Secured Party such Lender or Issuing Lender (any such Lender, Issuing Lender, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of 8 US_Active\118084400\V-1 principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, Issuing Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, Issuing Lender or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Lender or Secured Party such Lender or Issuing Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Issuing Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender, Issuing Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 14.19(b). (c) Each Lender, Issuing Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, Issuing Lender or Secured Party under any Loan

9 US_Active\118084400\V-1 Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Issuing Lender or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender or Issuing Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or Issuing Lender at any time, (i) such Lender or Issuing Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant class of Loans with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance Agreement (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance Agreement by reference pursuant to an approved electronic platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Issuing Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Issuing Lender shall cease to be a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning Issuing Lender and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Issuing Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or Issuing Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or Issuing Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent 10 US_Active\118084400\V-1 has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender, Issuing Lender or Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 14.19 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.” 3. References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein. 4. Representations. Borrowers and Guarantors represent and warrant to Administrative Agent and the Lenders as follows: (a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrowers and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of such Person, (v) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of any material agreement or other instrument binding upon, such Person or any of its properties, and (vi) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Person other than the liens and encumbrances in favor of Administrative Agent contemplated by the Credit Agreement and the other Loan Documents. 11 US_Active\118084400\V-1 (b) Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which any of Borrowers or Guarantors is a party are the valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity. (c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and delivered to Administrative Agent. (d) Reaffirmation. Borrowers and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by such Persons in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date. The representations and warranties made by Borrowers, Guarantors or their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith or after the date of the Credit Agreement were true and correct in all material respects when made and are true and correct in all material respects as of the hereof, except to the extent of changes in the facts and circumstances after the date such representation and warranty was made that resulted from actions or inactions not prohibited by the Credit Agreement (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date). (e) No Default. By execution hereof, Borrowers and Guarantors certify that such Persons are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing. 5. Waiver of Claims. Borrowers and Guarantors acknowledge, represent and agree that such Persons as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Administrative Agent or any Lender, or any past or present officers, agents or employees of Administrative Agent or any Lender, and each of Borrowers and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any. 6. Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrowers and Guarantors under the Loan Documents. 7. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement. 8. Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN 12 US_Active\118084400\V-1 ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement. This Amendment shall constitute a Loan Document. 9. Effective Date. The effectiveness of this Amendment is subject to confirmation by the Administrative Agent of the satisfaction of the following conditions: (a) Execution and delivery of this Amendment by Borrowers, Guarantors, Administrative Agent and the Majority Lenders; (b) Receipt by Administrative Agent of copies of such agreements, instruments, documents, financial statements and other diligence materials reasonably requested by Agent and the Lenders on or prior to the date of this Amendment in connection with the “Transaction” (as defined in that certain letter dated April 22, 2021 from Trilogy RER, LLC to the Administrative Agent); (c) Absence of any litigation, regulatory action or other proceeding or order (whether temporary, preliminary or permanent) of a court of competent jurisdiction that could reasonably be expected to prevent, restrain or enjoin the consummation of the Transaction or have a Material Adverse Effect; (d) Borrowers, Guarantors and any other Person reasonably requested by any Lender shall have complied with all know-your-customer and anti-money laundering requirements of the Lenders, including the Patriot Act and, if required, the provision of a Beneficial Ownership Certification; (e) Receipt by Administrative Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment; and (f) Receipt by Administrative Agent of such other resolutions, certificates, documents, customary searches (credit, judgment, lien, bankruptcy, etc.), instruments and agreements as the Agent may reasonably request on or prior to the date of this Amendment. 10. Fees and Expenses. Borrowers will pay the reasonable fees and expenses of Administrative Agent in connection with this Amendment and the transactions contemplated hereby in accordance with Section 15 of the Credit Agreement. 11. Electronic Signatures. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or

13 US_Active\118084400\V-1 accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, each Borrower and Guarantor hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the Agent or the Lenders and any of the Borrowers or Guarantors, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto. [CONTINUED ON NEXT PAGE]

Signature Page to First Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy) ADMINISTRATIVE AGENT AND LENDERS: KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent By: Name: Laura Conway Title: Senior Vice President CIT BANK, N.A., as a Lender By: Name: Title: REGIONS BANK, as a Lender By: Name: Title: BANK OF AMERICA, N.A., as a Lender By: Name: Title: THE HUNTINGTON NATIONAL BANK, as a Lender By: Name: Title: [SIGNATURES CONTINUED ON NEXT PAGE] VP Eli Plotkin

Signature Page to First Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy) Internal Use  ADMINISTRATIVE AGENT AND LENDERS: KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent By: Name: Laura Conway Title: Senior Vice President CIT BANK, N.A., as a Lender By: Name: Title: REGIONS BANK, as a Lender By: Name: John E. Boudler Title: Senior Vice President BANK OF AMERICA, N.A., as a Lender By: Name: Title: THE HUNTINGTON NATIONAL BANK, as a Lender By: Name: Title: [SIGNATURES CONTINUED ON NEXT PAGE] Signature Page to First Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy) ADMINISTRATIVE AGENT AND LENDERS: KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent By: Name: Laura Conway Title: Senior Vice President CIT BANK, N.A., as a Lender By: Name: Title: REGIONS BANK, as a Lender By: Name: Title: BANK OF AMERICA, N.A., as a Lender By: Name: H. Hope Walker Title: Senior Vice President THE HUNTINGTON NATIONAL BANK, as a Lender By: Name: Title: [SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to First Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy) SYNOVUS FINANCIAL CORPORATION, as a Lender By: Name: Title: PACIFIC WESTERN BANK, a California state chartered bank, as a Lender By: Name: Title: CIBC BANK USA, as a Lender By: Name: Title: BOKF, NA dba BANK OF OKLAHOMA, as a Lender By: Name: Title: BANK OF THE WEST, as a Lender By: Name: Mary Smith Title: Managing Director